Exhibit 99.1

 1  Wabtec Investor Presentation  2025

 This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, including statements regarding Wabtec’s plans, objectives, expectations and intentions; Wabtec’s expectations about future sales, earnings and cash conversion; Wabtec’s projected expenses and cost savings associated with its Integration 3.0 initiatives and its portfolio optimization plans; Wabtec’s 5-year outlook (established in February 2025); Wabtec’s expectations for evolving global industry, market and macro-economic conditions and their impact on Wabtec’s business; anticipated drivers of growth and margin expansion; planned capital deployment priorities; synergies and other expected benefits from Wabtec’s acquisitions; Wabtec’s expectations for production and demand conditions; and any assumptions underlying any of the foregoing, are forward looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, inflation, supply chain disruptions, foreign currency exchange, and industry consolidation; (2) changes in the financial condition or operating strategies of Wabtec's customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) ability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impacts of epidemics, pandemics, or similar public health crises on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability, and volatility in global markets as a result of global military action, acts of terrorism or armed conflict, including Russia’s invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.   This presentation mentions certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted net income, adjusted operating margin, adjusted gross margin, adjusted income tax expense, adjusted effective tax rate, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted for restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Wabtec is not presenting a quantitative reconciliation of its forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share in reliance on the unreasonable efforts exemption for such reconciliation of forward-looking information. Wabtec is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of regulatory, legal and tax matters. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to Wabtec’s consolidated statements of earnings.  Forward Looking Statements & Non-GAAP Financial Information  2

 Table of Contents  3  4  Why Wabtec  10  Company profile & key growth drivers  15  Value creation framework  25  Drive fuel efficiencies thru emerging technologies  32  Strategies to drive profitable growth  43  Disciplined value creation  49  Long-term guidance  53  Appendix

 4  4  Why Wabtec

Wabtec Has Been A Partner In Rail Innovation For Over 150 Years

FREIGHT SEGMENT | **TRANSIT SEGMENT**

EQUIPMENT	SERVICES	COMPONENTS	DIGITAL INTELLIGENCE	TRANSIT
~20%	**~ 8M**	**~20%**	**>500M**	**>85%**
Of the world's rail freight is moved by a Wabtec locomotive	Messages monitored daily on Wabtec locomotives	Of global freight cars have Wabtec products on them	Gallons of fuel saved with Trip Optimizer... reducing carbon emissions by up to 500K tons per year	Provide equipment to nearly every major transit system in the world

Wabtec

5

 Wabtec’s Financial Performance  6  $10.4B  SALES  18.9%  ADJUSTED OPERATING MARGIN  117%  CASH FROM OPS  CONVERSION (1)  7.3% YOY  190 bps YOY  27.7% YOY  52.7% YOY  Increase in Cash from Ops $  2024 KEY HIGHLIGHTS  9.9%  300 bps  21.1%  99%  Mid Single   Digit  ORGANIC SALES CAGR  Double Digit  ADJ. EPS CAGR  >90%  CASH FROM OPS  CONVERSION  250 - 300 bps  ADJUSTED OPERATING MARGIN EXPANSION  5-YEAR PLAN  2021 thru 2025  PERFORMANCE  2021 thru 2024  SALES CAGR  ADJUSTED OPERATING MARGIN EXPANSION  ADJ. EPS CAGR  AVERAGE CASH FROM   OPS CONVERSION  Strong ANNUAL results … ACHIEVED FIVE Year Plan within Three Years  Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations;   (1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization   15.5%  GAAP OPERATING MARGIN  $7.56  ADJUSTED EPS  $6.04  GAAP EPS  ADJUSTED OPERATING MARGIN  ADJUSTED EPS

Resilient Portfolio Through The Cycle

ROBUST BACKLOG & RECURRING REVENUE



+9% CAGR
$5.5B
$6.3B
$6.8B
$7.5B
$7.7B
4Q20
4Q21
4Q22
4Q23
4Q24

- Strong 12-month backlog provides resiliency and visibility despite macro uncertainty
- Significant recurring revenue base drives ~60% of profit



45%* recurring revenue
*based on 2024 sales

DEMONSTRATED EXECUTION

OPERATING MARGIN



9.9%
11.2%
12.1%
13.1%
15.5%
15.1%
15.9%
16.2%
17.0%
18.9%
2020 2021 2022 2023 2024
2020 2021 2022 2023 2024
GAAP
Adjusted

- Expanded margins over the last 5 years despite significant headwinds
- Aggressively managing costs, accelerating lean actions, and executing on Integration 2.0

STRONG CASH GENERATION

CASH FROM OPERATIONS



$0.8B
$1.1B
$1.0B
$1.2B
$1.8B
Cash Conv(1) %
89%
102%
93%
89%
117%
2020
2021
2022
2023
2024

- Average cash conversion of 98% from 2020 to 2024 despite significant business growth and supply chain disruptions
- Executing on working capital improvements with a focus on inventory turns and account receivable collections

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations;

(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization

Wabtec SOLID OUTLOOK SUPPORTED BY RESILIENT EARNINGS 7

 Driving Continuous Operational Improvement  8  2021  2022  2023  2021  2022  2023  Fixed Asset Productivity  ROIC (1)  CAPITAL EFFICIENCY METRICS  Total net sales/property, plant, and equipment, net  (1) Represents a non-GAAP financial measure. See Appendix for details and reconciliation  2024  2024

 Disciplined Capital Deployment  9  Returning capital to shareholders … >50% returned thru Dividends and share repurchases  2020 – 2024 Capital allocation  $5.9B  Cash from Operations  1  2  3  4  5  Maintain Strong Balance SheetMaintain investment-grade rating  Invest In Sustainable GrowthR&D and CapEx  Increase Dividends Target dividend payout ratio of 10-15% of adj. NI  Supplement Organic Growth with M&APortfolio optimization; accretive investments   Repurchase SharesReturn excess cash through repurchases  Capital Deployment Priorities  Share repurchases  42%  Acquisitions / Divestitures  17%  CapEx  14%  Dividends  9%  Debt paid / Other  18%

 10  10  Company Profile & Key Growth Drivers

 Wabtec Operates Its Business In Two Segments  11  50+  Countries  ~30K  Employees  GLOBAL LEADER IN FREIGHT AND TRANSIT RAIL TECHNOLOGIES  Freight: 72%  Transit: 28%  33%  Services  $10.4B  portfolio  2024 revenues  20%  Equipment  28%  Transit  11%  Components  8%  Digital Intelligence

 12  Attractive Revenue Profile  *2024 FY results  STRONG GLOBAL INDUSTRIAL PORTFOLIO WITH TRACK RECORD OF INNOVATION AND SIGNIFICANT RECURRING REVENUE  55%  47%  53%  45%  Attractiveend markets   Robust aftermarket portfolio   Broad scale in global markets  Strong mix of recurring revenues  Freight  Transit  All Other (Industrial and Mining)  30%  15%  OE  Aftermarket  56%  18%  14%  Non-Recurring  Recurring  55%  North America (47% in U.S.)  Europe  APAC  CIS, MENA, SSA  South America  8%  4%

 15-20%  SG&A  13  Sales Growth(1) Expected To Drive Incremental Margins Of ~30% Based On Wabtec’s Fixed-Cost Structure  80-85%  67% of 2024 Revenue  15-20%   FIXED MANUFACTURING  80-85%  FIXED SG&A  ~30%  INCREMENTAL MARGIN  COST OF GOODS SOLD  12% of 2024 Revenue  Variable  Costs  Variable Costs  15-20%  80-85%  Fixed Costs  Fixed Costs  (1) Long-term guidance as of February 12, 2025; excludes Inspection Technologies acquisition (expected 1H2025)

 14  Mix Dynamics Changing As Industry Renews Aging Locomotive Fleet  EQUIPMENT TO GROW FASTER THAN AVERAGE ACROSS WABTEC PORTFOLIO  PRODUCT MIX  Digital Intelligence  Services  Components  Equipment  Transit  Margin Drivers  Sensitivity to   the cycle   Equipment  High  Components  High  Services  Medium  Digital Intelligence  Low  Transit  Low  Margin accretion  5-year GROWTH expectations(1)  (1) Long-term guidance as of February 12, 2025

 15  15  Value Creation Framework

 Growth Drivers  16  DIVERSE PORTFOLIO WITH UNIQUE STRATEGIES TO DRIVE GROWTH  1  2  3  4  5  VALUE CREATION FRAMEWORK FOR DELIVERING THE FUTURE OF RAIL  Extending our position as  a leader in rail technology  around the world  Drive fuel efficiencies thru emerging technologies  Lead the industry in innovative, fuel efficient technologies and transformative solutions  Grow and refresh expansive global installed base  Increase share across asset lifecycle (Locos, Mining, Freight Cars & Transit)  Expand high-margin recurring revenue streams  Increase revenues and expand margins while reducing exposure to economic cycles  Accelerate innovation of scalable technologies  Build high-margin, innovative and scalable products to increase customer productivity, automation, utilization, and capacity  Drive continuous operational improvement  Accelerate Lean; drive cost competitiveness; deploy capital efficiently; build a stronger, better Wabtec

 17  Growth Driver #1 … Accelerate Innovation of Scalable Technologies  ~6-7%  target annual organic investment in technology as % of sales   ENHANCE EXISTING PRODUCTS   INVENT, TEST AND SCALE FUTURE technologies   TECHNOLOGY

Growth Driver #2 … Grow And Refresh Expansive Global Installed Base

LOCOMOTIVE MARKET
(INCLUDES PARKED LOCOS)

	IB	Avg Age (years)	2025-2029
NORTH AMERICA	30K	23	↗
APAC	20K	21	↑
CIS/EU	26K	26	↑
LATAM	3K	23	↗
SUB-SAHARAN AFRICA	5K	20	↗

Source: SCI and Wabtec


MODS
MAINTENANCE
COMPONENTS
DIGITAL

Customers projected to spend **~1-1.6X** the original price of loco on service alone

TRANSIT	DIGITAL INTELLIGENCE	FREIGHT SERVICES	FREIGHT CAR COMPONENTS
✓ Opportunity for pantograph ✓ High-margin friction products	✓ Pull-through content of up to $250K per new loco ✓ Recurring software services	✓ 120+ service events over loco life ✓ >2,000 Mod units in operation ✓ Strong position with Class I customers	✓ ~ $7K+ content on freight car ✓ Opportunity to pull through new deliveries, manufacturing & aftermarket sales

18

Growth Driver #2 … North America Fleet Replenishment

WABTEC NORTH AMERICA LOCOMOTIVES NEW & MODERNIZATIONS DELIVERIES



~ 525 units per year
~ 400 units per year
2008
2017
2025 - 2027

NORTH AMERICA LONG-TERM LOCOMOTIVE FLEET RENEWAL

~15K
Current active main-line locomotive fleet size

~25 years
Expected life of locomotive

~600 locos
Expected industry average annual replacement rate

19

Growth Driver #2 ... North America Fleet Renewal Opportunity

FLEET PROFILE

~15K

North American Active Fleet

WABTEC'S FLEET BY EMISSION



1st WAVE OF MODS - FDL
POTENTIAL MODS - EVO
T4
T3
T1
T2+

WABTEC'S FLEET BY TRACTION



DC
AC

CUSTOMER OUTCOMES

1 PRODUCTIVITY
AC traction
Reliability

2 FUEL EFFICIENCY
Engine improvements
Digital solutions

3 RELIABILITY
Best-In-Class Failure Rate
New technology

STRATEGY IN ACTION

Enable & support alternative fuels

Continue to invest in fuel efficiency improvement technologies

Hybrid battery upgrade for additional fuel & GHG reduction

Enabling locomotive automation with Modular control architecture

Navigate regulation & pursue subsidies

Wabtec

CONTINUE TO INVEST / GROW THE CORE LOCOMOTIVE

20

 Key markets & Growth drivers  Growth Driver #2 … International Fleet Growth  21  Resilient Growth in the International INSTALLED BASE  4.6%  SSA  Mining new projects & volume growth  Expand service & repair  Digital Mining, PTC 2.0  Australia / APAC  Continued growth in Freight rail  Fleet renewal, aging fleets & fuel efficiency  Urban transit infrastructure investment  Digital Mining, PTC 2.0  SOUTH AMERICA  Transition fleet (FDL to EVO)  Alternative fuels & hybrid  Automation technologies, PTC 2.0  Digital Mining, Inspection Technologies  INDIA  Transit components & services  Fleet services expansion  Freight car components  Growing Wabtec installed base  CIS & MENA  Loco fleet expansion & services  Alternative fuel flexibility  Onboard Technologies   Inspection Technologies

 22  2x  Global demand for transport growing fast…freight and passenger activity projected to grow more than double by 2050  GROWING DEMAND  today  22x fewer deaths and injuries per year than trucking  SAFER  75% reduction in carbon emissions per ton-mile versus trucking   CARBON REDUCTION  3-4x more fuel efficientthan trucking  MORE EFFICIENT  Sources: AAR sustainability Fact Sheet, Wabtec internal data  Growth Driver #3 … Driving Fuel Efficiency Improvements  Environmental BENEFIT  ~300M TONS   ENABLE ANNUAL CO2 REDUCTION GLOBALLY  Source: ITF Transport Outlook  (1) Estimated annual benefit by 2050  (1)

 Growth Driver #4 … Expand High-Margin Recurring Revenue Streams  23  ~60% OF COMPANY PROFIT IN 2024 DRIVEN BY RECURRING REVENUES  Driven by expansive installed base of locomotives and significant content on transit / freight cars  Includes such items as service businesses, replacement parts, software licenses, digital services and consumables  45%  55%  Recurring Revenues  2024 FY results

Growth Driver #5 … Drive Continuous Operational Improvement

WHAT		HOW
Manufacturing excellence	»	Lean/continuous improvement and industry 4.0, 90% On Time Delivery, Rooftop reductions, make vs. buy, local production, Working capital cycle improvement
Cost competitiveness	»	~145 manufacturing sites. . . Drive best cost footprint >25% sites in best-cost-countries >35% of engineers in best-cost-countries
Material cost reduction	»	Should-cost analysis, total landed cost, low-cost country Supplier cost reduction ideas, long-term contracts with shared benefits
Connected production cycle (quote to delivery)	»	Rigorous planning and evaluation connected to sales through delivery 3-D model-based engineering designs, connected systems to enable change management
Value-add process enablement	»	System and tools to eliminate/automate transactional work

3-5%

Historical average mfg cost productivity / year since 2019
~60% of COGS covered by LEAN

2-3%

Historical average material cost deflation / year since 2019 *(excl. commodities)*

30%

Rooftop reduction since 2019

PROVEN TRACK RECORD OF MARGIN EXPANSION THROUGH PROGRAMMATIC COST REDUCTION AND EFFICIENT EXECUTION

Wabtec

24

 25  25  Drive Fuel Efficiencies Through Emerging Technologies

 We’re Committed To Creating A More Sustainable Future  SUSTAINABILITY PRINCIPLES  INNOVATING WITH PURPOSE  DRIVING RESPONSIBLE OPERATIONS  EMPOWERING PEOPLE AND COMMUNITIES  We are committed to developing responsible and sustainable products that minimize the impact on the planet  We are committed to providing safe work environments and products that enable productive and efficient use of resources  We are committed to driving an inclusive culture grounded in integrity and investing in the communities where our teams live and work

 Customer Science-Based Targets For CO2 Reduction  27  TECHNOLOGY  CO2 BENEFIT  COST BENEFIT  DC to AC Locomotives  +  +  Trip Optimizer  +  +++  Engine Advantage  +  +++  Biodiesel 20%  +  +  Renewable Diesel  ++  -  FLXdrive Consist  ++  ++  Hydrogen  +++  -/+  TECHNOLOGY BENEFIT FOR CUSTOMERS  UPGRADE  OPERATIONAL  NEW ASSET  TARGETS  CLASS I CUSTOMERS  2024-To-Date Achievement   Remaining to Target  Source: Company Reports

Wabtec's Path To Zero Emissions Locomotives

ENABLE TRANSITION TOWARD NEAR ZERO EMISSIONS

Step 1 - Fleet Renewal through Tier 4 & Mods

Wabtec Advantage: Fleet replacement with Tier 4 locomotives & mods improves fuel efficiency by up to 18%. Wabtec locomotives are up to 6% more fuel efficient versus competitors (excluding digital benefits)

Step 2 – Enable Wabtec Engines for Alternative Fuels

Wabtec Strategy: Enabling Wabtec's installed base to utilize alternative fuels providing customers a secure energy transition with reversibility back to diesel. Wabtec's 4-stroke engine architecture allows for ICE hydrogen[1] & increased engine efficiency

	CURRENT	TARGETED[2]
BIODIESEL (All)	11%	20%
RENEWABLE (All)	50%	100%
ICE HYDROGEN (T3/T4)	0%	50%

Up to 60% ↓CO2



FDL FLEET

Up to 80% ↓CO2



EVO FLEET

(1) ICE (Internal Combustion Engine) Hydrogen specific to EVO Engines
(2) 100% Biofuel for High HP Locomotives in N.A. by 2026; Low HP Mods 100% biofuel by 2027; 100% biofuel globally by 2030

DEVELOP BEST-IN-CLASS ZERO EMISSIONS TECHNOLOGY

Battery Electric (FLEXDRIVE)



Wabtec Strategy: Provide best-in-class heavy haul locomotives and railyard switchers

Development of Battery-Electric Locomotives:
Introduced the World's 1st Zero Emissions Heavy Haul Battery Electric Loco
Shipping Wabtec's 1st Battery-Hybrid Locomotive

Hydrogen Fuel Cell

100% Reduction in CO2 Emissions



H_2 FUEL CELLS

Development of Fuel Cell Locomotives:
Pacing Wabtec investment with market adoption

28

 Locomotive Technology Road Map For Sustainability  29  Diesel engine  Battery  (Mainline HYBRID CONSIST)  hydrogen  digital  2016  2023  2026  2030+  Potential Co2 reduction  Our technologies, such as Trip OptimizerTM and LOCOTROL® enhance the rail industry’s sustainable journey  Tier 4  FDL Advantage  EVO Advantage  Demo  FLX drive 2.0  FLX drive 3.0  Demo  HHP/tender  Launch  Switcher & Local  Main line locomotive  Fuel cell/engine  Modernizations  FLXswitch  8%  8%  30%  100%  30%  T4 High Efficiency  100%  Battery  (Switcher & Local)  Demo  Advancing the adoption of biofuel  BIOFUELS  >60%

Digital Technical Solutions



IMPACT

UP TO ~30%
reduction in emissions and fuel utilization

- 22% efficiencies today … 18% EPA certified

PRODUCTS

INTEGRATED FUEL OPTIMIZATION

Movement Planner system
Locotrol distributed power
Trip Optimizer Platform


UP TO
30%
TOTAL SAVINGS*

CAPABILITY EVOLUTION

3% → 4%
FUEL SAVINGS ACROSS THE ENTERPRISE NETWORK

MOVEMENT PLANNER
DISPATCH SYSTEM
Optimizes the use of slack time to reduce overall fuel consumption

4% → 6%
FUEL SAVINGS ON DISTRIBUTED POWER TRAINS

LOCOTROL
DISTRIBUTED POWER SYSTEM
Optimizes the distribution of power to reduce total horsepower required

15% → 22%
FUEL SAVINGS PER LOCOMOTIVE

TRIP OPTIMIZER
ENERGY MANAGEMENT SYSTEM
Plans the most fuel efficient way to arrive on time

Wabtec

* Non-EPA certified reductions reflect current estimates

30

 Transit – Government Funding, Decarbonizing Passenger Transport  31  UNIQUELY POSITIONED TO CAPTURE GROWTH ACROSS VAST PORTFOLIO AND GEOGRAPHICAL REACH  TAILWIND TO TRANSIT SYSTEMS PORTFOLIO  U.S.   $180B in 2022 -2032  for passenger   EUROPEAN UNION   $83B in 2021-2027  for rail  INDIA  $150B in 2024-2029  for rail  GERMANY  $109B in 2020-2030  for rail  PASSENGER RAIL  (28 CO2/PKM)  ROAD  (102 CO2/PKM)  AIR  (244 CO2/PKM)  Grams of CO2 PKM

 32  32  Strategies To Drive Profitable Growth

 33  Equipment – Primary Growth Drivers  1  2  3  4  SURFACE MINING TRUCK ELECTRIFICATION & FLEET RENEWAL  Continued shift from mechanical drives to electric drives  Maintain strong position in Ultra Class segment with Power Agnostic platform  Sustained copper & iron ore production growth  NORTH AMERICA FLEET UPGRADE  Intermodal growth  Aging fleet  Higher haulage and efficiency needs  INTERNATIONAL LOCOMOTIVE GROWTH   Commodities, regional development, and global trade  Emphasis on shifting to freight for sustainability & productivity  Leverage local partnerships  TECHNOLOGY ADVANCEMENTS  Alternative fuels, high fuel efficiency technologies  Fleet performance – availability and reliability of assets

 Equipment  34  REVENUE BY  END MARKET  REVENUE BY GEOGRAPHY  AFTERMARKET REVENUE  RECURRING REVENUE  $2.1B  2024 Revenue  Key customers  Diversified global base to drive growth  1%  55%  45%  Locomotive  Mining, Marine, Drilling, Other  50%  21%  North America  Europe  APAC  88%  12%  84%  16%  OE  Aftermarket  Non-Recurring  Recurring  CIS, MENA, SSA  South America  21%  7%

 35  Services – Primary Growth Drivers  GLOBAL REMANUFACTURING  20+ global remanufacturing locations for critical components including engines & traction motors   MAINTENANCE TECHNOLOGIES  Asset management, material management, remote monitoring and technical advisory capabilities   INTERNATIONAL EXPANSION   Accelerating portfolio footprint and product penetration  PERFORMANCE UPGRADES   Leveraging technology to deliver on fuel & emissions efficiency and reliability  MODERNIZATIONS   Fleet transformation (haulage, reliability, fuel & emissions) through modernizations to help customers achieve operational outcomes   MAINTENANCE OF WAY   Diverse portfolio of maintenance equipment and material movers to support the rail industry

 Services  36  REVENUE BY  END MARKET  REVENUE BY GEOGRAPHY  AFTERMARKET REVENUE  RECURRING REVENUE  $3.4B  2024 Revenue  Key customers  ACCELERATING GROWTH ACROSS THE PORTFOLIO  82%  74%  20%  Services /   Maintenance  Modernizations  6%  8%  69%  31%  80%  20%  OE  Aftermarket  Non-Recurring  Recurring  Maintenance of  Way  6%  4%  North America  Europe  APAC  CIS, MENA, SSA  South America

 37  Components –Primary Growth Drivers  INTERNATIONAL EXPANSION USING ONE WABTEC NETWORK  Freight and loco opportunities in LATAM, APAC, India, and EMEA   Industrial expansion and global partnerships to support ESG   Scaling and developing new products for energy solutions, carbon reduction, and renewable energy  DRIVE INNOVATION INTO NEW PRODUCTS & SOLUTIONS  Sensing/digitalization to improve product performance  Health monitoring to reduce maintenance cycles  Apply advanced material technology to engine cooling   STRENGTHEN OUR CORE IN NORTH AMERICA  Market freight car product offerings with car builders  Consolidate industrial go-to-market approach   CONTINUOUS OPERATIONAL IMPROVEMENT  Leverage best-cost country sources  Rationalize and simplify structure to drive profitability  Footprint consolidation to drive out duplication  Increasing railcar build over time   +   Strong product position   +   Operating leverage  REVENUE GROWTH   AND  MARGIN ACCRETION

 Components  38  REVENUE BY  END MARKET  REVENUE BY GEOGRAPHY  AFTERMARKET REVENUE  RECURRING REVENUE  $1.2B  2024 Revenue  Key customers  Diversified PORTFOLIO BRINGS NEW growth  70%  51%  49%  Freight   Industrial  12%  13%  70%  30%  58%  42%  OE  Aftermarket  Non-Recurring  Recurring  Nationalsteel car  North America  Europe  APAC  CIS, MENA, SSA  South America  3%  2%

Digital Intelligence – Primary Growth Drivers



Launching I-ETMS[1] Protect
PTC 2.0, precision reference, moving block, vital stand-alone technology



EXPAND TRIP OPTIMIZER SUITE
Zero-to-Zero, TO Innovation for higher availability of auto-miles using AI



EVOLVE LOCOTROL PLATFORM
Locotrol Expanded Architecture (LXA); Road Remote Control Locomotive (Road RCL) system; Teleoperations



NEXT-GEN NETWORK SOLUTIONS
Precision Dispatch 2.0, migrate to Cloud, Pacing & Service Design



AI DRIVEN ASSET MANAGEMENT
KinetiX, Telematics and Inspection Technologies for condition monitoring & analytics



INTERNATIONAL MARKETS
Expand Train Automation, PTC 2.0, KinetiX and Digital Mining across Latin America, Europe, and Asia Pacific

(1) I-ETMS = Interoperable Electronic Train Management System

Wabtec

39

 Digital Intelligence  40  REVENUE BY  END MARKET  REVENUE BY GEOGRAPHY  RECURRING REVENUE  $0.8B  2024 Revenue  WELL POSITIONED FOR GROWTH  71%  48%  31%  Onboard  Optimization / KinetiX  14%  1%  70%  30%  Non-Recurring  Recurring  Signaling  21%  5%  Key customers  North America  Europe  APAC  CIS, MENA, SSA  South America  9%

 41  Transit – Primary Growth Drivers  1  2  3  4  GOVERNMENT FUNDING / SHIFTING TO GREEN TECHNOLOGY  Investments in decarbonization and reduction of congestion, aligns with suite of energy management, electrification, and carbon reduction products  OPERATIONAL EXCELLENCE AND PORTFOLIO MANAGEMENTDrive global footprint optimization, scale cost structure, and deliver best-in-class project management … while evaluating and evolve total portfolio  INNOVATION AND SCALABLE TECHOLOGIES  Enhancing train performance; maintenance optimization through digitization for transit operators   SERVICES Leveraging a significant installed base and wide geographic footprint to help transit operators gain efficiencies, reliability, and productivity

 Transit  42  REVENUE BY  END MARKET  REVENUE BY GEOGRAPHY  AFTERMARKET REVENUE  RECURRING REVENUE  $2.9B  2024 Revenue  Key customers  SAFETY, EFFICIENCY & PASSENGER COMFORT  56%  19%  42%  21%  18%  48%  52%  45%  55%  OE  Aftermarket  Non-Recurring  Recurring  Rolling Stock Components  Transit Services  Brakes & Couplers  23%  Power & Mobility  16%  North America  Europe  APAC  CIS, MENA, SSA  South America  3%  2%

 43  43  Disciplined Value Creation

 Path To The Future …Maximize Shareholder Value  44  INVEST INTHE BUSINESS  Driving long-term profitable growth   DRIVERS  Deploy proven strategies / accelerate growth drivers  Execute on increasing backlog  Mix headwinds driven by fleet renewal  Invest in innovative technologies that drive profitable growth  Best-in-class productivity & integration  INVEST IN THE FUTURE  Through M&A with strategic fit& accretive returns  RETURN VALUE TO SHAREHOLDERS  Through disciplined capital allocation  M&A as core competency  Strategic markets… bolt-ons, adjacencies  Attractive assets / end markets that drive growth  Valuations that are accretive to earnings and ROIC  Capital allocation priorities  Increasing asset productivity  Improving ROIC  Robust cash generation and cash flow

Capital Allocation Priorities

	PRIORITIES	OBJECTIVES	ACTIONS
1	**Maintain strong balance sheet to manage through economic cycles & world crises**	Net leverage [1] ratio of 2.0 to 2.5x. Maintain investment-grade ratings	Net leverage ratio of 1.5x [1] at end of 4Q24
2	**Appropriately invest in the business for revenue & profit growth**	CAPEX ~2% of sales Working capital ~20% of sales Tech spend ~6-7% of sales	Execute 2025-2029 plan
3	**Increase dividends**	Target dividend payout ratio of 10-15% of adjusted net income Grow dividends in-line with earnings over time	Increased Q1 ‘25 dividend 25% to $0.25/share ... $1.00 annually
4	**Supplement organic growth with M&A**	Optimize portfolio through bolt-ons and adjacencies, as well as improving/exiting non-strategic, low margin product lines	Execute accretive M&A... manage pipeline of opportunities; purchased Fanox, Kompozitum, Bloom Engineering, & Tehnika; and the recently announced acquisition of Evident’s Inspection Technologies Division in 2024
5	**Return excess FCF after dividends and M&A through share repurchases**	Offset incentive plan dilution and supplement EPS growth	Increased existing share repurchase plan by $1B in Q4 ‘24

(1) Net leverage ratio is defined as net debt divided by trailing 12-month adjusted EBITDA. Net debt is defined as total debt minus cash, restricted cash and cash equivalents; represents a non-GAAP financial measure. See Appendix for additional details and reconciliation

45

 Invest In The Future Through Strategic M&A  46  FOCUSED ON ACQUISITIONS THAT ARE A STRATEGIC FIT AND DRIVE ATTRACTIVE RETURNS  STRATEGIC MARKETS  COMPELLING VALUATIONS  ATTRACTIVE ASSETS  Bolt-ons / adjacencies focused on:  Highly engineered products  Rail & industrial services  Digital technologies & solutions  Secular growth profile/sustainable end-markets  Geographic reach  High aftermarket & recurring revenue streams  Complementary customer base & technologies  Accretive earnings within 2 years  ROIC enhancing (ROIC > WACC)  Above-average synergies (as % of revenue)  Similar capital intensity / workingcapital requirements to core business  Complements Wabtec’s strategic plan  Revenue growth and/or margin enhancement  Highly competitive market position  Product leadership  Technology & engineering leadership  Leading market shares  Operating cash conversion strength and/or opportunities

 Disciplined Capital Deployment - 2024  47  Accretive Earnings → Strong Cash Flow Conversion → Reinvest & Return  Capital Deployment Priorities  Maintain Strong Balance SheetMaintain investment-grade rating  Invest In Sustainable GrowthR&D and CapEx  Increase Dividends $0.05 quarterly dividend increase in Q1 ’25 (up 25%)  Supplement Organic Growth with M&APortfolio optimization; accretive investments   Repurchase SharesReturn excess cash through repurchases  Disciplined capital allocation   $1,834M  Dividends  Cash from Ops  $1,097M  Full Year 2024  Capex  Debt /Other  $241M  $207M  Share repurchases  $149M  Acquisitions/Divestitures  $140M

 48  Key Investment Highlights  1  2  3  4  Continued momentum across the portfolio and strong order pipeline and backlog … internationally and in North America  Positive productivity driven by continuous cost improvement combined with realization of Integration 2.0 & 3.0 savings  Wabtec is well-positioned to drive higher returns and create top quartile long-term value for shareholders over time   Strong revenue growth, margin expansion, increased earnings and improved cash flow

 49  49  Long-Term Guidance

The Next Five Years – Long Term Guidance

CONTINUING VALUE CREATION FRAMEWORK

1 Accelerate innovation of scalable technologies
Build high-margin, innovative and scalable products to increase customer productivity, automation, utilization, and capacity

2 Grow and refresh expansive global installed base
Increase share across asset lifecycle (Locos/Mining, Freight Cars & Transit)

3 Drive fuel efficiencies thru emerging technologies
Lead the industry in innovative, fuel efficient technologies and transformative solutions

4 Expand high-margin recurring revenue streams
Increase revenues and expand margins while reducing exposure to economic cycles

5 Drive continuous operational improvement
Accelerate Lean; drive cost competitiveness; deploy capital efficiently; build a stronger, better Wabtec

BASE YEAR 2024	5-YEAR OUTLOOK [1]
$10.4B REVENUE	**Mid Single Digit** ORGANIC SALES CAGR
18.9% ADJUSTED OPERATING MARGIN	**350+ bps** ADJUSTED OPERATING MARGIN EXPANSION
$7.56 ADJUSTED EPS	**Double Digit** ADJUSTED EPS CAGR
117% CASH FROM OPS CONVERSION	**>90%** [2] CASH FROM OPS CONVERSION

(1) Long-term guidance as of February 12, 2025; 5-Year outlook excludes Inspection Technologies acquisition (expected 1H2025); (2) Cash conversion to average >90% thru 2029

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Future Revenue Growth & Margin Expansion

ANNUAL REVENUE GROWTH EXPECTATIONS 2025 – 2029:

MID-SINGLE DIGITS

Innovation-Led Drivers

1.0%

ACCELERATED GROWTH
- Technology-driven growth
- Pricing for value
- Portfolio optimization headwinds
- Transit selectivity headwinds

1.0-2.0%

N.A. LOCO FLEET RENEWAL / INTL GROWTH
- New Locomotives (Tier 4 in U.S.)
- Mods (FDL Advantage, EVO Advantage)
- Alternative fuels
- Next Generation technologies

+2.0 - 3.0%

UNDERLYING RAIL INDUSTRY GROWTH TRENDS
- Freight carloads
- Railcar build
- Passenger ridership
- Economic fundamentals (GDP)

ADJUSTED MARGIN IMPROVEMENT EXPECTATIONS 2025 – 2029:

350+ BPS

40 BPS

CAPITAL & TECHNOLOGY INVESTMENT
- IRR capital projects
- Technology/Innovation

85 BPS

REVENUE GROWTH
- MSD growth CAGR
- Pricing for value
- Mix headwinds due to faster Mod/Loco growth

225 BPS

COST IMPROVEMENT
- Continuous improvement, lean
- Integration 2.0 of ~$10M / 3.0 savings of $100M - $125M
- Manufacturing fixed cost absorption
- SG&A leverage (SG&A growth < revenue growth)
- Portfolio optimization tailwinds

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Note: 5-Year long-term guidance as of February 12, 2025; excludes Inspection Technologies acquisition (expected 1H2025)

Introducing Integration 3.0 & 2025 Portfolio Optimization

INTEGRATION 3.0
(2025 – 2027)

CONSOLIDATE FOOTPRINT / REDUCE COMPLEXITY

Value chain improvement
Office/facility rationalization
Streamline operation to reduce mfg. complexity

MANUFACTURING, ENGINEERING & PROCUREMENT EXCELLENCE

Global supply base sourcing & consolidation
(Re)-Design to cost/value
Best-cost-country capacity expansion
Automation/should-cost modeling

STREAMLINE ADMIN & COMMERCIAL ACTIVITIES

Resource redundancy
Simplify through systems enablement/AI efficiencies
Lean corporate / Indirect Procurement
Segmentation/Optimize pricing/demand

$125-155M

ANTICIPATED EXPENSE(1)

$100-125M

ON-GOING BENEFIT TARGETED THRU 2028

PORTFOLIO OPTIMIZATION
(2025)

WABTEC PLANS TO EXIT VARIOUS LOW MARGIN PRODUCT LINES

- Pruning will improve focus and profitability while reducing manufacturing complexity
- Divestitures/business exits to be initiated in 2025 represent approximately $100M low margin revenues
    - Roughly 2/3 / 1/3 split between Freight and Transit segments
- Expect net exit charges of ~$40M in predominantly non-cash asset write downs

(1) Of the total anticipated expense, restructuring expense and restructuring related one-time charges are estimated at $80-$100 million

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53  53  Appendix

 Cash Conversion Reconciliation  54

 Operating Margin Reconciliation  55

 Return On Invested Capital Reconciliation  56

 Net Leverage Ratio  57

 Earnings Per Share Reconciliation (1 of 2)  58

 Earnings Per Share Reconciliation (2of 2)  59